Exhibit 99.3

PRESS RELEASE	3 June 2021

KINNEVIK'S PORTFOLIO COMPANY BABYLON HEALTH TO BECOME
PUBLICLY TRADED VIA A SPAC MERGER WITH ALKURI GLOBAL ACQUISITION CORP.

Kinnevik AB (publ) (“Kinnevik”) today announced that its portfolio company Babylon Health has entered into a definitive merger agreement with the special purpose acquisition company Alkuri Global Acquisition Corp., whereby Babylon Health will become a publicly traded company on Nasdaq. Kinnevik intends to invest USD 5m as part of a USD 230m private placement bringing Kinnevik’s ownership to 13% of Babylon Health when the transaction is finalised.

Babylon Health and Alkuri Global Acquisition Corp. (Nasdaq: KURI) (“Alkuri Global”), a special purpose acquisition company, have entered into a definitive merger agreement. Upon closing of the transaction, the combined company will operate as Babylon Health and plans to trade on Nasdaq under the new symbol “BBLN”. The transaction is expected to close in the second half of 2021, subject to approval by Alkuri Global's shareholders and other customary closing conditions, including any applicable regulatory approvals.

In line with recent media articles, the transaction values Babylon Health at an initial enterprise value of USD 3.6bn, and will provide Babylon Health with up to USD 575m in new capital supporting the company’s continued growth. In addition to funds from Alkuri Global’s trust account, USD 230m will be contributed through a private placement (the “PIPE”) at USD 10 per share. Kinnevik intends to invest USD 5m in the PIPE, bringing its ownership of Babylon Health at completion of the transaction to 13%.

In Kinnevik’s Interim Report for the First Quarter 2021, Kinnevik’s stake in Babylon Health was valued at SEK 2,680m (corresponding to USD 307m). At closing, Kinnevik is expected to own 54.9 million shares in the combined entity valued at USD 549m (corresponding to approximately SEK 4.5bn) at the reference share price of USD 10 per share. This corresponds to a value uplift in Kinnevik’s Net Asset Value in excess of SEK 1.8bn or SEK 6.60 per Kinnevik share.

Kinnevik’s CEO Georgi Ganev commented: “Since our first investment in 2016, we have been impressed with the vision and drive of the founder and CEO of Babylon Health, Ali Parsa, to fundamentally change the healthcare experience through digital transformation. Babylon Health will now be well capitalized to take the next step on its growth journey and we look forward to our continued cooperation.”

This information is information that Kinnevik AB (publ) is obliged to make public pursuant to the EU Market Abuse Regulation. The information was submitted for publication, through the agency of the contact person set out below, at 15.40 CEST on 3 June 2021.

KINNEVIK AB (PUBL)

Skeppsbron 18 • P.O. Box 2094 • SE-103 13 Stockholm • Sweden

Reg no 556047-9742 • Phone +46 8 562 000 00 • Fax +46 8 20 37 74 • www.kinnevik.com

For further information, visit www.kinnevik.com or contact:

Torun Litzén, Director Investor Relations

Phone:	+46 (0)70 762 00 50
Email:	press@kinnevik.com

Kinnevik’s ambition is to be Europe’s leading listed growth investor, and we back the best digital companies to make people’ lives better and deliver significant returns. We understand complex and fast-changing consumer behaviours, and have a strong and expanding portfolio in healthtech, consumer services, foodtech and fintech. As a long-term investor, we strongly believe that investing in sustainable business models and diverse teams will bring the greatest returns for shareholders. We back our companies at every stage of their journey and invest in Europe, with a focus on the Nordics, and in the US. Kinnevik was founded in 1936 by the Stenbeck, Klingspor and von Horn families. Kinnevik’s shares are listed on Nasdaq Stockholm’s list for large cap companies under the ticker codes KINV A and KINV B.

More Information and Where to Find It

A presentation made by Babylon Health and Alkuri Global’s management regarding the proposed business combination will be available on both companies’ websites. Alkuri Global will file an investor presentation in a Current Report on Form 8- K, with the U.S. Securities and Exchange Commission (the “SEC”), which can be viewed at www.sec.gov.

In connection with the proposed business combination, Babylon Health intends to file a registration statement on Form F-4 (the “Registration Statement”) with the SEC with respect to Babylon Health’s securities to be issued in connection with the proposed business combination, and Alkuri Global intends to file a preliminary proxy statement in connection with Alkuri Global’s solicitation of proxies for the vote by Alkuri Global’s stockholders in connection with the proposed business combination and other matters as described in the proxy statement, as well as the preliminary prospectus relating to the offer of the securities to be issued to Alkuri Global’s stockholders in connection with the completion of the business combination. After the Registration Statement has been declared effective, Alkuri Global will mail a definitive proxy statement and other relevant documents to its stockholders as of the record date established for voting on the proposed business combination. Alkuri Global’s stockholders and other interested persons are advised to read the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement/consent solicitation/prospectus, in connection with Alkuri Global’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the proposed business combination (the “Special Meeting”), because these documents will contain important information about Alkuri Global, Babylon Health and the proposed business combination. Alkuri Global’s stockholders may also obtain a copy of the preliminary proxy statement/prospectus, or definitive proxy statement/prospectus once available, as well as other documents filed with the SEC regarding the proposed business combination and other documents filed with the SEC by Alkuri Global, without charge, at the SEC's website located at www.sec.gov.

Participants in the Solicitation

Alkuri Global, Babylon Health, and their respective directors and officers may be deemed participants in the solicitation of proxies of Alkuri Global stockholders in connection with the proposed business combination. Alkuri Global stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of Alkuri Global in Alkuri Global’s registration statement on Form S-1 (File No. 333-251832), which was declared effective by the SEC on February 4, 2021. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Alkuri Global stockholders in connection with the proposed business combination and other matters to be voted upon at its Special Meeting will be set forth in the proxy statement/prospectus for the proposed business combination when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed business combination will be included in the Registration Statement that Babylon Health intends to file with the SEC.

Forward-Looking Statements

This press release contains, and certain oral statements made by representatives of Kinnevik, Babylon Health, Alkurki Global and their respective affiliates, from time to time may contain, a number of “forward-looking statements” as defined in the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or our future financial or operating performance. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements include, without limitation, information concerning Kinnevik’s, Babylon Health’s or Alkuri Global’s possible or assumed future results of operations, business strategies, debt levels, competitive position, industry environment, potential growth opportunities, Kinnevik’s, Babylon Health’s and Alkuri Global’s expectations with respect to the future performance of the combined company, including whether this proposed business combination will generate returns for shareholders, the anticipated addressable market for the combined company, the satisfaction of the closing conditions to the business combination, and the timing of the transaction. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Kinnevik’s, Babylon Health’s or Alkuri Global’s management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to: (a) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement and the proposed business combination contemplated thereby; (b) the inability to complete the proposed business combination due to the failure to obtain approval of the stockholders of Alkuri Global or other conditions to closing in the Merger Agreement; (c) the ability to meet Nasdaq’s listing standards following the consummation of the proposed business combination; (d) the failure of investors in the PIPE to fund their commitments upon the closing of the proposed business combination; (e) the risk that the proposed business combination disrupts current plans and operations of Babylon Health or its subsidiaries as a result of the announcement and consummation of the transactions described herein; (f) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (g) costs related to the proposed business combination; (h) changes in applicable laws or regulations, including legal or regulatory developments (such as the SEC’s recently released statement on accounting and reporting considerations for warrants in SPACs) which could result in the need for Alkuri Global to restate its historical financial statements and cause unforeseen delays in the timing of the business combination and negatively impact the trading price of Alkuri Global’s securities and the attractiveness of the business combination to investors; (i) the possibility that Babylon Health may be adversely affected by other economic, business and/or competitive factors; and (j) other risks and uncertainties to be identified in the registration/proxy statement relating to the business combination, when available, and in other documents Babylon Health or Alkuri Global file with the SEC, which will be available at the SEC’s website at www.sec.gov. Kinnevik cautions that the foregoing list of factors is not exclusive, and caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Except as required by law, Kinnevik does not undertake any obligation to update or revise its forward-looking statements to reflect events or circumstances after the date of this release.

No Offer or Solicitation

This press release is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed business combination or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

No Assurances

There can be no assurance that the proposed business combination will be completed, nor can there be any assurance, if the proposed business combination is completed, that the potential benefits of combining the companies will be realized.

Information Sources; No Representations

This press release has been prepared for use by Kinnevik in connection with the proposed business combination of its portfolio company, Babylon Health. The information herein does not purport to be all-inclusive. The information herein is derived from various internal and external sources, including information provided to Kinnevik by Babylon Health and Alkuri Global. All information relating to Alkuri Global’s business, past performance, results of operations and financial condition was derived entirely from Alkuri Global; all information relating to Babylon Health’s business, past performance, results of operations and financial condition was derived entirely from Babylon Health. Kinnevik does not make any representation as to the reasonableness of the assumptions made with respect to the information herein, or to the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance.

No representations or warranties, express or implied, are given in respect of this press release. To the fullest extent permitted by law, in no circumstances will Kinnevik, Alkuri Global, Babylon Health, or any of their respective subsidiaries, affiliates, shareholders, representatives, partners, directors, officers, employees, advisors or agents, be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this press release, its contents (including any projections or models), any omissions, reliance on information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith, which information relating in any way to Babylon Health’s operations has been derived, directly or indirectly, exclusively from Babylon Health and has not been independently verified by Kinnevik.

None of Kinnevik’s, Babylon Health’s nor Alkuri Globlal’s independent auditors have audited, reviewed, compiled or performed any procedures with respect to any projections or models for the purpose of their inclusion in this press release and, accordingly, none of them expressed any opinion or provided any other form of assurances with respect thereto for the purposes of this press release.